UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): April 12, 2004
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                                 MEDIABAY, INC.
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             (Exact name of registrant as specified in its charter)


              FLORIDA                  1-13469                  65-0429858
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(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

          2 Ridgedale Avenue, Suite 300, Cedar Knolls, New Jersey 07927
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (973) 539-9528
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ITEM 5. OTHER EVENTS.

MediaBay, Inc. ("MediaBay") is filing this report to report the following event:

         On January 29, 2004, MediaBay issued 6% Senior Subordinated Convertible Promissory Notes (the "Notes") with an aggregate principal amount of $4,000,000. The Notes provided that immediately upon shareholder approval of the issuance of common stock of MediaBay to allow for the conversion of the Notes into MediaBay's common stock, no par value per share ("Common Stock"), the Notes would be converted into common stock of MediaBay. On April 12, 2004, MediaBay held a special meeting of its shareholders at which the shareholders approved the issuance of such Common Stock and the Notes were immediately converted into 5,398,210 shares of Common Stock in accordance with the mandatory conversion provisions set forth in the Notes.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MEDIABAY, INC.



                                           By: /s/ John F. Levy
                                               ------------------------------
                                                 John F. Levy,
                                                 Executive Vice President and
                                                 Chief Financial Officer


Date:  April 12, 2004


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